                                                              Exhibit 10.3


                                                              EXECUTION COPY

===============================================================================



                             COLLATERAL AGREEMENT

                                     among

                                  FCTR, INC.,

                                  RCTR, INC.,

                                CITIBANK, N.A.,

                      as Liquidity Agent and Depositary,

                             CITICORP USA, INC.,

                                   as Agent,

                                      and

                           CITICORP SECURITIES, INC.

                                      and

                             LEHMAN BROTHERS INC.,

                                  as Dealers

                          Dated as of August 7, 1997



===============================================================================

                               TABLE OF CONTENTS                           Page
                               -----------------                           ----

ARTICLE I.  Definitions                                                      2

ARTICLE II.  Obligations Collateralized                                      2
     SECTION 2.1. Obligations Collateralized Hereby..........................2

ARTICLE III.  Agents; Representations, Warranties and Covenants              3
     SECTION 3.1.  Finco and Other Agents....................................3
     SECTION 3.2.  Representations and Warranties of Finco...................4
     SECTION 3.3.  Additional Representations, Warranties and Covenants of
                     Finco and of Leasco.....................................4

     SECTION 3.4. Representations and Warranties of the Agent................6

ARTICLE IV.  Assignment                                                      6
     SECTION 4.1. Assignment.................................................6
     SECTION 4.2. Application of Collateral and Deposited Funds..............7
     SECTION 4.3. Performance of Agreement...................................8
     SECTION 4.4. Amendments; Waivers; Declaration of Default................9
     SECTION 4.5. Notice of Default..........................................9

ARTICLE V.  Collateral Account, Termination Advance Account and Cash
              Reserve Account                                               10
     SECTION 5.1. Establishment of Collateral Account, etc..................10
     SECTION 5.2. Assignment of Accounts, etc...............................11
     SECTION 5.3. Application of Deposited Funds and Collateral.............14
     SECTION 5.4. Eligible Investments......................................15
     SECTION 5.5. [Reserved]................................................15
     SECTION 5.6. Liquidity Demand; Commitment Termination Demand;
                    Reductions..............................................15

ARTICLE VI.  Default                                                        16
     SECTION 6.1. Rights of the Agent upon Amortization Event...............16
     SECTION 6.2. Special Provisions Concerning Remedies and Sale of
                    Collateral..............................................17

ARTICLE VII.  The Agent, The Liquidity Lenders and the Holders of
                Commercial Paper Notes                                      18
     SECTION 7.1. Appointment and Powers of Agent...........................18
     SECTION 7.2. Agents and Employees of the Agent.........................19
     SECTION 7.3. Waiver of Jury Trial......................................21
     SECTION 7.4. Successor Agent...........................................21
     SECTION 7.5. Qualifications of Agent...................................22
     SECTION 7.6. Instructions of the Majority Banks and Other Parties......22

                                      (i)

ARTICLE VIII.  Amendments, Modifications, Waivers and Consents              22
     SECTION 8.1. Execution of Amendments, etc..............................22

ARTICLE IX.  Miscellaneous                                                  23
     SECTION 9.1.  Further Assurances.......................................23
     SECTION 9.2.  No Waiver, Cumulative Remedies...........................23
     SECTION 9.3.  Notice of Amendments; Waivers............................23
     SECTION 9.4.  Notices, etc.............................................23
     SECTION 9.5.  Fee; Costs and Expenses, etc.............................25
     SECTION 9.6.  Agent Appointed Attorney-in-Fact.........................26
     SECTION 9.7.  Termination; Collateral..................................26
     SECTION 9.8.  Governing Law; Binding Character; Assignment.............27
     SECTION 9.9.  Severability of Provisions...............................27
     SECTION 9.10. No Bankruptcy Petition Against Finco or Leasco...........27
     SECTION 9.11. No Recourse..............................................27
     SECTION 9.12. Confidentiality..........................................27
     SECTION 9.13. Headings.................................................28
     SECTION 9.14. Execution in Counterparts................................28
     SECTION 9.15. Limited Recourse to Finco and Leasco.....................28
     SECTION 9.16. Waiver of Set-Off With Respect to Finco and Leasco.......28

                                     (ii)

                        THIS COLLATERAL AGREEMENT (referred to herein as this
               "Agreement"), dated as of August 7, 1997, is entered into by and among FCTR, INC., a Delaware corporation ("Finco"), RCTR, INC., a Delaware corporation ("Leasco"), CITIBANK, N.A., as liquidity agent (the "Liquidity Agent") for the banks party to the Liquidity Agreement (the "Liquidity Lenders") and as depositary (the "Depositary") under the Depositary Agreement, acting on its own behalf and on behalf of the Holders of Commercial Paper Notes, CITICORP USA, INC., as collateral agent (the "Agent") for itself and the Liquidity Lenders, the Liquidity Agent, the Depositary on behalf of the Holders of Commercial Paper Notes, CITICORP SECURITIES, INC., and LEHMAN BROTHERS INC. (Citicorp Securities, Inc. and Lehman Brothers, Inc., together with any other dealers for Commercial Paper Notes engaged by Finco from time to time that agree to become parties to this Agreement, the "Dealers").

                             W I T N E S S E T H :

          WHEREAS Finco proposes to issue and sell its promissory notes (the "Commercial Paper Notes") in the commercial paper market and proposes to obtain the Liquidity Commitments (such capitalized term, together with all other capitalized terms used herein, shall have the meaning assigned thereto in
Article I) of the Liquidity Lenders to make Liquidity Advances to Finco;

          WHEREAS contemporaneously with the execution and delivery of this Agreement, Finco and Leasco are entering into the Loan Agreement providing for the making of Loans by Finco to Leasco, for the purpose of making the Repayment Distribution and purchasing and financing Vehicles;

          WHEREAS contemporaneously with the execution and delivery of this Agreement, Leasco and TRS are entering into the Lease pursuant to which Leasco will continue to lease to TRS Vehicles owned by Leasco;

          WHEREAS contemporaneously with the execution and delivery of this Agreement, Finco, the Liquidity Agent and the Liquidity Lenders are entering into the Liquidity Agreement dated as of August 7, 1997 (as it may be amended or otherwise modified from time to time, the "Liquidity Agreement") among Finco, certain financial institutions party thereto and Citibank, N.A., as Liquidity Agent, providing for, among other things, the Liquidity Commitments of the Liquidity Lenders to make Liquidity Advances on behalf of Finco from time to time;

          WHEREAS contemporaneously with the execution and delivery of this Agreement, Finco and the Depositary are entering into the Depositary Agreement providing for the issuance of Commercial Paper Notes; and

          WHEREAS Finco is entering into this Agreement with Leasco, the Liquidity Agent, the Depositary, the Agent, and the Dealers for the purpose of, among other things, providing for the repayment or payment of all amounts at any time and from time to time owing by Finco to the Liquidity Lenders or the Liquidity Agent under or in connection with the Liquidity Agreement or this Agreement and all amounts owing at any time and from time to time by Finco to the Holders of the Commercial Paper Notes or the Depositary or owing to the Agent hereunder or owing to the Dealers under the Dealer Agreement.

          NOW, THEREFORE, in consideration of the premises and agreements herein contained, each of Finco, Leasco, the Liquidity Agent, the Depositary, the Agent and the Dealers agrees as follows:

                                  ARTICLE I.

                                  Definitions
                                  -----------

        As used in this Agreement and unless the context requires a different meaning, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List, dated as of the Closing Date (the "Definitions List"), attached as Annex A to the Liquidity Agreement, as such Definitions List may be amended or modified in accordance with the terms thereof.

                                   ARTICLE II.

                          Obligations Collateralized
                          --------------------------

          SECTION 2.1.  Obligations Collateralized Hereby. This Agreement is
                        ---------------------------------
made to provide for repayment and payment of the Indebtedness and liabilities of Finco set forth in clauses first through ninth below (such Indebtedness and liabilities being herein called the "Finco Obligations"). Upon the occurrence of an Amortization Event, and during the continuance of an Amortization Period,
(a) until the satisfaction of all amounts due pursuant to clause (b) of this
Section 2.01, Deposited Funds held in the Cash Reserve Account shall be used solely to pay interest due on Liquidity Advances and (b) all other Deposited Funds shall be applied to pay the Finco Obligations in the order of priority indicated below:

          first, (i) the repayment of all amounts advanced or expended by the
          -----
     Agent, in its capacity as Agent, for the account of Finco hereunder and the payment of all out-of-pocket costs and expenses at any time and from time to time payable hereunder to the Agent, in its capacity as such, in connection with the administration or enforcement of this Agreement or any Related Document (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel employed by the Agent in connection therewith) and the payment of all indemnities at any time and from time to time due by Finco hereunder to the Agent in its capacity as such up to an aggregate amount equal to $50,000 per annum and (ii) after the occurrence of a Liquidation Event of Default, the payment of any out of pocket expenses due to compensate the Liquidation Servicer for services rendered in connection with a liquidation of Vehicles;

          second, in accordance with Section 5.02(g) of this Agreement, the
          ------
     payment of all Indebtedness, at any time and from time to time, of Finco on the Outstanding Commercial Paper Notes (whether or not then due) issued pursuant to and in accordance with the Depositary Agreement;

          third, the payment of all (a) operating and ordinary course expenses
          -----
     of Finco up to an aggregate amount equal to $250,000 per calendar year and
     (b) fees and expenses at any time and from time to time due to the Depositary pursuant to Section 8(a) of the Depositary Agreement;

          fourth, the payment of all amounts at any time and from time to time
          ------
     due to the Liquidity Agent as notified to the Agent pursuant to Section
     4.05 of the Liquidity Agreement;

          fifth, the payment, pro rata, of all amounts payable in respect of
          -----
     interest on Indebtedness and, after such payments with respect to interest have been made, the payment of all principal on such Indebtedness (including Commitment Termination Date Liquidity Advances), in each case, at any time and from time to time, due (in the case of a Commitment Termination Date Liquidity Advance, such Advance will be deemed to be due for purposes of this clause fifth on the date such Advance is made) from
                          ------------
     Finco to the Liquidity Lenders in connection with the Liquidity Advances made pursuant to the Liquidity Agreement;

          sixth, the payment, pro rata, of all Indebtedness (including, but not
          -----
     limited to fees, reimbursements, funding indemnities, taxes and increased costs, but excluding amounts referenced in clause eighth below), at any
                                                -------------
     time and from time to time, due to the Liquidity Lenders or the Liquidity Agent under or in respect of the Liquidity Agreement or under or in respect of any indemnity obligations at any time and from time to time due from Finco hereunder to the Liquidity Lenders and the Liquidity Agent, it being understood that amounts payable under this clause sixth shall relate
                                                ------------
     exclusively to costs and expenses incurred in or in connection with the procurement and handling of funds and the making of such funds available to or for the account or benefit of Finco and shall not include amounts payable in connection with general indemnity claims relating to the use by Finco of the proceeds of such financial accommodations (other than, in the event such actions give rise to breakage costs, any action in the nature of a prepayment by Finco) or actions taken or omitted to be taken by Finco under the Related Documents and not directly related to the procurement of funds, all of which shall be covered by clause eighth below;
                                             -------------

          seventh, the repayment of reasonable amounts owing  to the Agent
          -------
     referred to in clause first above in excess of $50,000 per calendar year;
                    ------------

          eighth, the repayment, pro rata, of all reasonable amounts advanced or
          ------
     expended by any Liquidity Lender under this Agreement or under the Liquidity Agreement, as the case may be, and any indemnification obligations, other amounts and reasonable out-of-pocket costs and expenses due from Finco to any party under or in connection with the Liquidity Agreement, the Depositary Agreement, the Dealer Agreement or any other Related Document, whether in respect of indemnities thereunder or otherwise; and

          ninth, the payment of all other expenses of Finco referred to in
          -----
     clause third above in excess of $250,000 per annum.
     ------------

                                   ARTICLE III.

               Agents; Representations, Warranties and Covenants
               -------------------------------------------------

          SECTION 3.1.  Finco and Other Agents. (a)  With the delivery of this
                        ----------------------
Agreement, Finco is furnishing to the Agent, and from time to time thereafter may furnish to the Agent, a certificate (the "Finco Incumbency Certificate") certifying the incumbency and specimen signatures of officers, employees, agents or representatives of Finco (the "Finco Agents") authorized to act, and to give instructions and notices, on behalf of Finco hereunder. Until the Agent receives a subsequent Finco Incumbency Certificate, the Agent shall be entitled to rely on the last such Finco Incumbency Certificate delivered to it for purposes of determining the authorized Finco Agents.

          (b) With the delivery of this Collateral Agreement, Finco shall cause the Depositary to furnish to the Agent, and from time to time thereafter may cause the Depositary to furnish to the Agent, a certificate (the "Depositary Incumbency Certificate") certifying as to the incumbency and specimen signatures of officers of the Depositary (the "Depositary Agents") authorized to act, and to give instructions and notices, on behalf of the Depositary hereunder. Until the Agent receives a subsequent Depositary Incumbency Certificate, the Agent shall be entitled to rely on the last such Depositary Incumbency Certificate delivered to it for purposes of determining the authorized Depositary Agents.

          (c) With the delivery of this Collateral Agreement and from time to time thereafter, the Liquidity Agent shall furnish to the Agent a certificate (the "Liquidity Agent Incumbency Certificate") certifying as to the incumbency and specimen signatures of officers of the Liquidity Agent (the "L.A. Agent") authorized to act, and to give instructions and notices, on behalf of the Liquidity Agent hereunder. Until the Agent receives a subsequent Liquidity Agent Incumbency Certificate, the Agent shall be entitled to rely on the last such Liquidity Agent Incumbency Certificate delivered to it for purposes of determining the authorized L.A. Agents.

          (d) With the delivery of this Agreement, Leasco is furnishing to the Agent, and from time to time thereafter may furnish to the Agent, a certificate (the "Leasco Incumbency Certificate") certifying the incumbency and specimen signatures of officers, employees, agents or representatives of Leasco (the "Leasco Agents") authorized to act, and to give instructions and notices, on behalf of Leasco hereunder. Until the Agent receives a subsequent Leasco Incumbency Certificate, the Agent shall be entitled to rely on the last such Leasco Incumbency Certificate delivered to it for purposes of determining the authorized Leasco Agents.

          SECTION 3.2.  Representations and Warranties of Finco. (a) Finco
                        -----------------------------------------
reaffirms and repeats its representations and warranties contained in the Liquidity Agreement and agrees that the Secured Parties may rely on such representations and warranties as though set forth herein in full.

          (b) Leasco reaffirms and repeats its representations and warranties contained in the Loan Agreement and agrees that the Secured Parties may rely on such representations and warranties as though set forth herein in full.

          SECTION 3.3.  Additional Representations, Warranties and Covenants of
                        -------------------------------------------------------
Finco and of Leasco.  Each of Finco and Leasco hereby makes the following
-------------------
representations, warranties and covenants to the Agent, the Depositary, the Liquidity Agent, the Holders of Commercial Paper Notes, the Liquidity Lenders and the Dealers:

          (a) Each of Finco and Leasco have duly and effectively taken all action necessary (including the filing of UCC-1 financing statements, the assignment of certain rights under the Vehicle Title Nominee Agreement and the notation on the Vehicle Certificates of Title of the Agent's lien or the assignment of an existing lien) to protect and perfect the Agent's security interest on behalf of the Secured Parties in the Assigned Collateral and the Loan Collateral, as the case may be, now in existence and hereafter acquired or created, and the Deposited Funds.

          (b) No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing Finco or Leasco as debtor covering all or any part of the Assigned Collateral and the Loan Collateral, respectively, is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by Finco or Leasco in favor of the Agent for the benefit of the Secured Parties pursuant to this Agreement.

          (c) This Agreement creates a valid and continuing Lien on the Assigned Collateral and the Loan Collateral in favor of the Agent on behalf of the Secured Parties, which Lien is prior to all other Liens, except for Permitted Liens, and is enforceable as such as against creditors of and purchasers from Finco and Leasco, respectively. All action necessary or desirable to protect and perfect such prior security interest has been duly taken.

          (d) In the case of (i) Finco, its principal place of business, chief executive office and place where its records concerning the Assigned Collateral are kept is 8669 N.W. 36th Street, Miami, Florida, 33166 and (ii) Leasco, its principal place of business, chief executive office, the place where its records concerning the Loan Collateral are kept is 8669 N.W. 36th Street, Miami, Florida, 33166. Neither Finco nor Leasco will change its respective name, principal place of business or chief executive office or remove such records without 60 days prior written notice to the Agent. The parties hereto acknowledge that, as of the date hereof, each of Finco and Leasco plans to change the location of its chief executive office, principal place of business and place where its records concerning the Assigned Collateral and the Loan Collateral, respectively, are kept to 1560 Broadway, Suite 1800, Denver, Colorado, 80202.

          (e) At any time and from time to time, upon the written request of the Agent, and at the sole expense of Finco or Leasco, Finco or Leasco, as the case may be, will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Agent may reasonably deem necessary in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby. Finco and Leasco also hereby authorize the Agent to file any such financing or continuation statement without the signature of Finco or Leasco, as the case may be, to the extent permitted by applicable law. If any amount payable under or in connection with any of the Assigned Collateral or Loan Collateral, as the case may be, shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged to the Agent hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Agent and delivered to the Agent promptly.

          (f) Each of Finco and Leasco will warrant and defend the Agent's right, title and interest in and to the Assigned Collateral and the Loan Collateral, respectively, and the income, distributions and proceeds thereof, for the benefit of the Secured Parties against the claims and demands of all Persons whomsoever.

          (g) All authorizations in this Agreement for the Agent to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements and other instruments with respect to the Assigned Collateral and the Loan Collateral are powers coupled with an interest and are irrevocable.

          (h) Each of Finco and Leasco (i) will use its respective best efforts to appoint a Custodian prior to February 9, 1998 and execute the Custody Agreement, together with such Custodian and TRS prior to such date, (ii) agree that if at any time prior to February 9, 1998, the Enhancement Test Percentage (as calculated using a Required Enhancement Percentage of 25.00%, notwithstanding the definition in Annex A to the Liquidity Agreement) is not equal to or greater than 25.00%, the Agent shall, in its sole discretion and at the expense of Finco, appoint a Custodian and Finco, Leasco, TRS, the Agent and such Custodian shall execute the Custody Agreement as soon as practicable under the circumstances and (iii) agree that during the period from the date hereof until the earlier of (A) February 9, 1998 and (B) the date of the execution of the Custody Agreement, Leasco shall continue to use Old Ryder as its agent to perform certain maintenance and administrative functions with respect to the Certificates of Title in accordance with the business practices and subject to the controls currently observed under such cooperative arrangement.

        SECTION 3.4. Representations and Warranties of the Agent.  The Agent
                     -------------------------------------------
hereby represents, warrants and convenants to the Secured Parties that this Agreement has duly authorized, executed and delivered by the Agent and consitutes a legal, valid and binding obligation of the Agent, enforceable against the Agent in accordance with its terms, except as such enforceability may be subject to bankruptcy or insolvency laws, creditors' rights generally and general principles of equity.


                                  ARTICLE IV

                                  Assignment
                                  ----------

        SECTION 4.1. Assignment.  (a) In order to secure and provide for
                     ----------
the payment and repayment of the Loans by Leasco and the satisfaction of all obligations of Leasco under the Loan Agreement, and in consideration of Finco making the Loans to Leasco, Leasco hereby pledges, hypothecates, assigns, transfers and delivers to the Agent for the benefit of Finco, and hereby grants to the Agent for the benefit of Finco, a continuing, first priority security interest in, all of the following, whether now owned or hereafter acquired: (i) all Vehicles owned by Leasco, and all Certificates of Title with respect thereto; (ii) all of Leasco's right, title and interest in and to the Vehicle Title Nominee Agreement; (iii) all payments under insurance policies (whether or not the Agent is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of the Vehicles;
(iv) all of Leasco's rights under the Lease and all payments of rent, indemnities, damages, expenses and other amounts under or with respect thereto ("Lease Payments"), (v) the Lease File and (vi) all products and proceeds of all of the foregoing (all of the foregoing being referred to as the "Loan Collateral").

        (b) In order to secure and provide for the payment and repayment of the Finco Obligations, Finco hereby pledges, assigns, conveys, delivers, transfers and sets over to the Agent, for the ratable benefit of the Agent, the Liquidity Lenders, the Liquidity Agent, the Depositary, the Dealers and the Holders of the Commercial Paper Notes (the foregoing being referred to as the "Secured Parties") as their respective interests appear, and hereby grants to the Agent, for the benefit of the Secured Parties, a security interest in all of Finco's right, title and interest in and to all assets, property and interests in property (other than as specified below) whether now owned by Finco or hereafter acquired or created by Finco (all of the foregoing being referred to as the "Assigned Collateral" and, together with the Loan Collateral, the "Collateral"), including all of the following property and interests in property:

        (i) the Finco Agreements, other than the Liquidity Agreement, including all moneys due and to become due to Finco from Leasco under or in connection with such Finco Agreements, whether payable as principal, interest, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of such Finco Agreements or otherwise, and all rights, remedies, powers, privileges and claims of Finco against any other party under or with respect to such Finco Agreements (whether arising pursuant to the terms of such Finco Agreements or otherwise available to Finco at law or in equity), the right to enforce any of such Finco Agreements as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Finco Agreements or the obligations of any party thereunder;

        (ii) all right, title and interest of Finco in, to and under the Loan Collateral and all rights, remedies, powers, privileges and claims of Finco against any other party under or with respect to such Loan Collateral;

        (iii) all additional property that may from time to time hereafter be subjected to the grant and pledge hereof by Finco or by anyone on its behalf;

        (iv) all property assigned to the Agent pursuant to Section 5.02 hereof, including the Accounts and the Deposited Funds; and

        (v) all proceeds of any and all of the foregoing including, without limitation, payments under insurance (whether or not the Agent is the loss payee thereof) or Vehicle warranties and cash.

Notwithstanding the foregoing, upon the disbursement by the Agent of any amount distributable to Finco in accordance with the terms of Section 2.01 or 5.02(b) of this Agreement for the payment of Finco's operating and ordinary course expenses or to Leasco pursuant to clause (ix) of Section 5.02(b), the security interest in such amount granted in favor of the Agent shall be released.

        (c) Notwithstanding the assignment and security interest so granted to the Agent, the assignment of the Assigned Collateral to the Agent shall not (i) relieve Finco from the performance of any term, covenant, condition or agreement on Finco's part to be performed or observed under or in connection with any of the Finco Agreements or from any liability to Leasco or (ii) impose any obligation on any of the Secured Parties to perform or observe any such term, covenant, condition or agreement on Finco's part to be so performed or observed or impose any liability on any of the Secured Parties for any act or omission on the part of Finco or from any breach of any representation or warranty on the part of Finco. Finco hereby agrees to indemnify and hold harmless each Secured Party from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, reasonable out-of-pocket costs and expenses arising out of or resulting from the assignment granted hereby by virtue of any act or omission on the part of Finco including, without limitation, the out-of-pocket costs, expenses, and disbursements (including reasonable attorneys' fees and expenses) incurred by any of the Secured Parties in enforcing this Agreement or preserving any of their respective rights to, or realizing upon, any of the Assigned Collateral.

        (d) Notwithstanding the assignment of, and security interest granted in, all of Leasco's right, title and interest in and to the Vehicles to the Agent for the benefit of Finco and, in turn, of all Finco's right, title and interest in and to the Vehicles to the Agent for the benefit of the Secured Parties, the Agent shall release such security interest of the Secured Parties and of Finco in and to Vehicles in connection with any disposition of such Vehicles (i) by TRS, as Leasco's gent, in accordance with the terms of the Lease or (ii) by Leasco in accordance with the terms of the Loan Agreement.

        SECTION 4.2  Application of Collateral and Deposited Funds.  Finco
                     ---------------------------------------------
and Leasco hereby acknowledge and agree that, until this Agreement is terminated, Finco and Leasco shall, and the Agent is authorized to, cause (i) all moneys, instruments, cash and other proceeds due and to become due to Finco, Leasco or the Agent under or in connection with this Agreement to be paid directly to the Agent for deposit into the Collateral Account; (ii) amounts representing the proceeds from sales or other dispositions of Vehicles by Leasco to be deposited by Leasco within two Business Days of its receipt thereof into the Collateral Account; (iii) all Loan payments made by Leasco under the Loan Agreement to be made directly to the Agent for deposit into the Collateral Account (and, in each case, Finco represents to the Secured Parties that it has instructed Leasco to so remit such amounts); and (iv) all Lease Payments made by TRS under the Lease to be made directly to the Agent for deposit into the Collateral Account (and Leasco represents to the Secured Parties that it has instructed TRS to so remit such amounts). Finco and Leasco agree that if any such moneys, instruments, cash or other proceeds shall be received by Finco or Leasco, respectively, in an account other than the Collateral Account or in any other manner, such moneys, instruments, cash and other proceeds will not be commingled by Finco or Leasco, respectively, with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by Finco or Leasco, respectively, for, and immediately paid over to, but in any event within two Business Days from receipt, the Agent, with any necessary endorsement. Provided that the Collateral Account or any funds on deposit in, or otherwise to the credit of, the Collateral Account are not then subject to any writ, order, judgment, warrant of attachment, execution or similar process, all moneys, instruments, cash and other proceeds received by the Agent pursuant to this Article IV shall be immediately deposited in the Collateral Account, and, unless and until an Amortization Event or Loan Event of Default shall have occurred and be continuing, shall be applied as provided in
Section 5.02(b) hereof. All moneys, instruments, cash and other proceeds held or deposited in the Collateral Account after the occurrence and during the continuance of an Amortization Event or during an Amortization Period, and all moneys, instruments, cash and other proceeds received by the Agent pursuant to this Article IV while the Collateral Account or any funds on deposit in, or otherwise to the credit of, the Collateral Account subject to any writ, order, judgment, warrant of attachment, execution or similar process, shall be applied by the Agent (to the extent permitted by law) to the payment or repayment in full of all outstanding Finco Obligations, in the appropriate order of priority specified in Section 2.01 of this Agreement.

          SECTION 4.3  Performance of Agreement.  (a)  Upon  the occurrence of
                       --------------------------
an Amortization Event, promptly following a request from the Agent to do so and at the expense of Finco or Leasco, as the case may be, Finco and Leasco agree to take all such lawful action and, as permitted under this Agreement as the Agent may reasonably request, to compel or secure the performance and observance by each party to any Finco Agreement or any other Related Document of its obligations to Finco or Leasco, respectively, in accordance with the applicable terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to Finco or Leasco to the extent and in the manner reasonably directed by the Agent, including the transmission of notices of default and the giving of directions, or the institution of legal or administrative actions or proceedings to compel or secure performance by such party, of their respective obligations thereunder; provided, however, that if
                                                    --------  -------
Finco or Leasco, as the case may be, shall have failed, within 2 Business Days of receiving the direction by the Agent, to accomplish such directions of the Agent, the Agent may, but shall not be obligated to, take such previously directed action (and any related action as permitted under this Agreement thereafter determined by the Agent to be appropriate without the need under this provision or any other provision hereunder to direct each of Finco and Leasco to take such action) on behalf of Finco or Leasco, as the case may be, and the Secured Parties. Upon the occurrence of a Liquidation Event of Default, the Agent may, and upon written direction from the Majority Banks shall, take all lawful action at the expense of Finco or Leasco, as the case may be (for reasonable costs and expenses), to exercise any and all rights, remedies, powers and privileges lawfully available to the Agent to the extent and in the manner directed by the Majority Banks or, in the absence of such direction, by the Agent itself, including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by

Leasco, Finco, TRS or any obligor with respect to the Collateral and to exercise any other remedies available to a secured party.

        (b) Subject to Section 4.01(b), Finco and Leasco each further agree that it will not, without the prior written consent of the Agent, exercise any right, remedy, power or privilege available to it with respect to any obligor under the Collateral, take any action to compel or secure performance or observance by any obligor of its obligations to Finco or Leasco, respectively, or give any consent, request, notice, direction, approval, extension or waiver with respect to any obligor.

        SECTION 4.4  Amendments; Waivers; Declaration of Default.  (a)
                     ---------------------------------------------
Without intending in any manner to derogate from the absolute nature of the assignment granted to the Agent by this Agreement or the rights of the Agent hereunder, each of Finco and Leasco agrees that it will not, without giving prior written notice to the Rating Agencies and the Dealers and without the prior written consent of the Majority Banks and the Agent (to the extent the rights or duties of the Agent are affected thereby), amend, modify, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination or surrender of, the terms of any Assigned Collateral or Loan Collateral, respectively, or waive timely performance or observance by any obligor of its obligations under the Assigned Collateral or Loan Collateral, respectively, or any default on the part of any obligor under the Assigned Collateral or Loan Collateral, respectively; provided, however, that each of
                                             --------  -------
Finco and Leasco may amend the terms of any Assigned Collateral or Loan Collateral, respectively, if such amendment is effected only to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under such Assigned Collateral or Loan Collateral, respectively, which shall not be inconsistent with the provisions of such Assigned Collateral or Loan Collateral, respectively; provided, such action pursuant to this clause shall
                          --------
not adversely affect the interests of a Secured Party in any material respect. Each of Finco and Leasco will not agree to any such amendment, waiver or other change, (i) if such amendment, waiver or other change would materially adversely affect the rights of the Holders of the Commercial Paper Notes or (ii) if the Agent shall not have received written confirmation of the Rating Agencies that such amendment, waiver or other change will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes by the Rating Agencies. If any such amendment, modification, supplement or waiver shall be so consented to by the Agent (to the extent required) and the Majority Banks (to the extent required), each of Finco and Leasco agrees, promptly following a request by the Agent or the Liquidity Agent to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as any of them may deem necessary or appropriate in the circumstances. No consent by the Agent or any other Secured Party to any such amendment, modification, supplement or waiver shall be deemed to be a determination by the Agent that such amendment, modification, supplement or waiver will not adversely affect the rights of any Holder of Commercial Paper Notes.

        (b) Upon the occurrence of a Loan Event of Default, the Agent, upon direction by the Majority Banks, shall direct Finco to declare that the Loan Commitments are terminated and, if no Commercial Paper Notes are then Outstanding, the Loan Note is immediately due and payable.

        SECTION 4.5. Notice of Default.  Promptly upon becoming aware
                     -----------------
thereof, each of Finco and Leasco agrees to give the Liquidity Agent, the Liquidity Lenders, the Depositary, the Dealers, the Agent and each Rating Agency prompt written notice (and in no case more than two Business Days after Finco or Leasco, as the case may be, has actual knowledge thereof) of each (a) default on the part of Leasco of its obligations under the Loan Agreement or (b) Lease Event of

Default under the Lease Agreement, in each case, that comes to Finco's or Leasco's, as the case may be, attention.


                                   ARTICLE V.

   Collateral Account, Termination Advance Account and Cash Reserve Account
   ------------------------------------------------------------------------

        SECTION 5.1 Establishment of Collateral Account, etc.  (a)  The
                    ----------------------------------------    -   ---
Accounts.  For purposes of the Liquidity Agreement and the Depositary Agreement,
--------
the Agent shall at all times during the term of this Agreement maintain (i) a demand deposit account for the benefit of the Secured Parties (said account being herein called the "Collateral Account" and being identified as Account No. 40735909), (ii) a demand deposit account for the benefit of the Secured Parties (said account being herein called the "Termination Advance Account" and being identified as Account No. 40735386) and (iii) an interest bearing account for the benefit of the Liquidity Lenders and the Liquidity Agent (said account being herein called the "Cash Reserve Account" and being identified as Account No.
), the operation of each of which shall be governed by this Article V (the Collateral Account, the Termination Advance Account and the Cash Reserve Account are collectively referred to herein as the "Accounts"); provided, however, that
                                                        --------  -------
if at any time the short-term credit rating of the Agent from S&P and Moody's shall be reduced below A-1 or P-1, respectively, the Agent shall, within 30 days of such reduction, convert each of the Accounts to a segregated trust account in the corporate trust department of a financial institution satisfying the qualifications set forth in Section 7.05 hereof.

          (b) Collateral Account.  It is understood and agreed by Finco, Leasco
              ------------------
and the Secured Parties that on any Business Day there shall be deposited in the Collateral Account the following moneys, instruments, cash and proceeds received by the Agent, Leasco or Finco at any time and from time to time: (i) from the Depositary from the sale of Commercial Paper Notes not required to be deposited in the Commercial Paper Account, (ii) from Leasco under the Loan Agreement,
(iii) from the sale or other disposition of Vehicles in accordance with Article VI hereof, (iv) from TRS under the Lease, (v) any other proceeds of the Collateral and (vi) any and all moneys at any time and from time to time received on behalf of Finco or Leasco, and required by the terms of this Agreement, the Loan Agreement, the Lease or any other Related Document to be deposited in the Collateral Account.

          (c) Cash Reserve Account. It is further understood and agreed by
              --------------------
Finco and the Secured Parties that there shall be deposited in the Cash Reserve Account the moneys, investments, cash and proceeds received by the Agent at any time and from time to time pursuant to the Liquidity Agreement, or other amounts designated by Finco to be deposited into such account in accordance with the Liquidity Agreement.

          (d) Commercial Paper Account.  It is further understood and agreed by
             ------------------------
Finco, Leasco and the Secured Parties that there shall be deposited in the Commercial Paper Account the following moneys, instruments, cash and proceeds received by the Agent or Finco at any time and from time to time: (i) from any Liquidity Lender pursuant to Section 3.06(a), 3.06(b)(i) or 3.06(b)(iii) of the Liquidity Agreement and (ii) any and all moneys at any time and from time to time received on behalf of Finco, and required by the terms of this Agreement, the Liquidity Agreement or any other Related Document to be deposited in the Commercial Paper Account.

          (e) Termination Advance Account.  It is further understood and agreed
              ---------------------------
by Finco, Leasco and the Secured Parties that there shall be deposited in the Termination Advance Account moneys (i) received from any Liquidity Lender pursuant to Section 3.06(b)(ii) or Section 5.09(c) of the

Liquidity Agreement and (ii) any and all moneys at any time and from time to time received on behalf of Finco, and required by the terms of this Agreement, the Liquidity Agreement or any other Related Document to be deposited in the Termination Advance Account.

          (f) Restriction on Issuing Commercial Paper. In addition, Finco
              ---------------------------------------
agrees that it will not, and will not permit any Person on behalf of Finco to, issue Commercial Paper Notes after Finco has received notice that any of the Accounts or the Commercial Paper Account is subject to any stay, writ, judgment, warrant of attachment, execution or other similar process; provided that if any
                                                           --------
such write, order, judgment, warrant of attachment, execution or other similar process is removed or dismissed, Finco may recommence issuing, and permitting any Person on behalf of Finco to issue, Commercial Paper Notes.

          SECTION 5.2  Assignment of Accounts, etc.  (a)  In order to secure
                       --------------------------
and provide for the repayment and payment of the Finco Obligations and the Leasco Liabilities under the Loan Agreement, each of Finco and Leasco, as the case may be, hereby assigns, pledges, grants, transfers and sets over to the Agent, for the benefit of the Secured Parties, all of Finco's and Leasco's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Accounts and all claims of Finco and Leasco, respectively, in and to the Accounts, (ii) the Deposited Funds and all claims of Finco and Leasco, respectively, in and to the Deposited Funds, (iii) all certificates and instruments, if any, representing or evidencing any or all of the Accounts, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Accounts, the Deposited Funds or the Eligible Investments and all claims of Finco and Leasco, respectively, therein and thereto, (v) all Eligible Investments made at any time and from time to time with the moneys in any and all of the Accounts and all claims of Finco and Leasco, respectively, therein and thereto and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. Throughout the term of this Agreement, the Agent shall be a pledgee in possession of the Deposited Funds and shall have the sole and exclusive right to withdraw or order a transfer of Deposited Funds from the Accounts subject to the provisions of the next succeeding paragraph, and each of Finco and Leasco, as the case may be, hereby appoints the Agent the true and lawful attorney of Finco and Leasco, respectively, with full power of substitution, for the purpose of making any such withdrawal or ordering any such transfer of Deposited Funds from any of the Accounts, which appointment is coupled with an interest and is irrevocable.

          (b) So long as no Amortization Event shall have occurred and then be continuing, the Agent may rely on the instruction of (A) Finco, with respect to clauses (ii) and (iv) through (viii) below, (B) the Depositary, with respect to clause (i) below, (C) the Liquidity Agent (on behalf of the Liquidity Lenders) with respect to clause (iii) below, and (D) Leasco, with respect to clause (ix) below, and shall order the transfer of, Deposited Funds (upon the receipt of instructions by Finco, the Depositary or the Liquidity Agent pursuant to Section 5.02(c) hereof) in the order and priority set forth below:

          (i) the payment of all Indebtedness, at any time and from time to time due from Finco to the Holders of the Outstanding Commercial Paper Notes issued pursuant to and in accordance with the Depositary Agreement;

          (ii) the payment of all (A) operating and ordinary course expenses of Finco up to an aggregate amount equal to $250,000 per calendar year and (B) fees and expenses at any time and from time to time due to the Depositary pursuant to Section 8(a) of the Depositary Agreement or due to the Agent hereunder to the extent no Borrowing Base Deficiency results;

        (iii) the payment of all amounts at any time and from time to time notified by the Liquidity Agent to the Agent pursuant to Section 4.05 of the Liquidity Agreement;

        (iv) the payment, pro rata, of all amounts payable in respect of interest on Indebtedness and, after such payments with respect to interest have been made, the payment of all principal amounts with respect to such Indebtedness (including Commitment Termination Date Liquidity Advances) at any time and from time to time due (in the case of a Commitment Termination Date Liquidity Advance, such Advance will be deemed to be due for purposes of this clause (iv) on the date such Advance is made) from Finco to the Liquidity Lenders in connection with the Liquidity Advances made pursuant to the Liquidity Agreement;

        (v) to the extent no Borrowing Base Deficiency results therefrom, the payment, pro rata, of all other Indebtedness (including, but not limited to, fees, reimbursements, indemnities, taxes and increased costs, but excluding amounts referenced in clause (vi) below) at any time and from time to time due and owing to the Liquidity Lenders, the Liquidity Agent and the Agent and for the payment, pro rata, of any other amounts (excluding those referenced in clause (vi) below) at any time and from time to time due from Finco to any of them under or in respect of the Liquidity Agreement and this Agreement, together with all amounts due from Finco in respect of interest thereon, and the payment, pro rata, of all indemnities at any time and from time to time due from Finco hereunder to the Liquidity Lenders or the Liquidity Agent, it being understood that amounts payable under this clause (v) shall relate exclusively to costs and expenses incurred in or in connection with this Agreement, the procurement and handling of funds and the making of such funds available to or for the account or benefit of Finco and shall not include amounts payable in connection with general indemnity claims relating to the use by Finco of the proceeds of such financial accommodations (other than, in the event such actions give rise to breakage costs, any action in the nature of a prepayment by Finco) or actions taken or omitted to be taken by Finco under the Related Documents and not directly related to the procurement of funds, all of which shall be covered by clause (vi) below;

        (vi) to the extent no Borrowing Base Deficiency results therefrom, the repayment, pro rata, of all reasonable amounts advanced or expended by the Agent, the Liquidity Agent or any Liquidity Lender hereunder or in connection with the Liquidity Agreement and any indemnification obligations, other amounts and reasonable out-of-pocket costs and expenses due from Finco to any Secured Party under or in connection with this Agreement or the Liquidity Agreement, whether in respect of indemnities thereunder or otherwise;

        (vii) to the extent no Borrowing Base Deficiency results therefrom, the payment of all other expenses of Finco in excess of the amounts paid under clause (ii) above;

        (viii) the making of new Loans by Finco under the Loan Agreement for the purchase or financing by Leasco of additional Vehicles (such amounts to be distributed directly to Leasco upon instruction by Finco);

        (ix) to the extent that the Enhancement Test Percentage will not, after giving effect thereto, be less than the Required Enhancement Percentage as a result thereof, a payment to Leasco; and

        (x) the balance of such Deposited Funds shall be retained in the appropriate Account and invested pursuant to Section 5.04 in Eligible Investments.

        (c) The Agent shall apply Deposited Funds as provided in the order and priority set forth in Section 5.02(b) promptly upon receipt of written or telephonic instructions from any of (i) Finco, (ii) with respect to clause
(b)(i), above, the Depositary or (iii) with respect to clause (b)(iii) above, the Liquidity Agent. Any telephonic instructions shall be promptly confirmed in writing; provided, however, that the Agent shall not distribute any
         -------- --------
Deposited Funds from the Cash Reserve Account except to the extent that, after such distribution, the amount of Deposited Funds in the Cash Reserve Account shall be equal to or greater than 2.00% of Aggregate Outstandings. The Agent shall make the required withdrawals and transfers on the same day provided that it shall have received instructions prior to 3:00 p.m. (New York City time) on such day. Absent manifest error, the Agent shall have no responsibility for verifying that moneys being transferred pursuant to this Section 5.02 are in the proper amounts or that any conditions to such transfers are complied with. All instructions furnished to the Agent pursuant to this Section 5.02(c) or 5.03 shall specify the account to which moneys are to be transferred; provided that
                                                                 --------
moneys payable to any Liquidity Lender shall be transferred to the Liquidity Agent for distribution to such Liquidity Lender.

        (d) The Agent shall, with the cooperation of the Depositary and the Liquidity Agent monitor the amount of Commercial Paper Notes Outstanding, Liquidity Advances Outstanding and the current Borrowing Base, and determine whether or not a Borrowing Base Deficiency exists on any Business Day that a form of Loan Request is received by Finco. In this regard, Finco hereby agrees to provide the Agent, on the twentieth day of each month, a statement reflecting the Borrowing Base (as of the close of business on the last day of the immediately preceding Related Month), which statement shall be certified by the chief financial officer of Finco and shall be in the form of Exhibit O to the Liquidity Agreement (an "Issuance Certificate"). Finco shall provide copies of such monthly statement to each Rating Agency and the Dealers. Upon each occasion that Finco delivers an Issuance Certificate to the Liquidity Agent in accordance with the Liquidity Agreement, Finco shall provide a copy of such Borrowing Base Certificate to the Agent hereunder. The Agent may conclusively rely on such Issuance Certificate at all times from and after the issuance thereof until issuance of a new such Issuance Certificate, without any obligation on the part of the Agent to confirm the truth, accuracy or completeness of such certified statement or certificate and without any obligation on the part of the Agent to undertake any other inquiry with respect thereto. Upon each occasion that Finco delivers information relating to the Borrowing Base to the Depositary in accordance with Section 3(b) of the Depositary Agreement, Finco shall provide a copy of the notice containing such information to the Agent hereunder. Finco agrees to notify the Agent and each Rating Agency promptly, and in any event within one Business Day, upon its obtaining knowledge of the existence of any Borrowing Base Deficiency.

        (e) The Agent shall from time to time, but at least monthly, provide Finco with statements of account relating to the Accounts in accordance with the Agent's customary practices and in a form reasonably satisfactory to the Agent and Finco.

        (f) Upon the occurrence and during the continuance of an Amortization Event, all rights of Finco to request the Agent to withdraw or order the transfer of Deposited Funds from the Accounts shall cease and the Agent, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Majority Banks, shall (subject to Section
7.01 hereof), at any time and from time to time, appropriate and apply the Deposited Funds then, or at any time thereafter, on deposit in the Accounts to the payment or prepayment in full of all outstanding Finco Obligations, whether or not then due, in the order of priority specified in Section 2.0l hereof.

        (g) The Agent shall make all payments with respect to Commercial Paper Notes Outstanding pursuant to clause Second of Section 2.01(b) to the Depositary for application to the pro rata payment, in accordance with their terms and subject to the provisions of the Depositary Agreement, of the face amount of matured and unmatured Commercial Paper Notes, whether or not such Commercial Paper Notes have been presented to the Depositary for payment.

        SECTION 5.3. Application of Deposited Funds and Collateral. (a) For
                     ---------------------------------------------
purposes of determining the payment to be made to any Person of any Collateral and Deposited Funds pursuant to Sections 2.01 and 5.02 hereof, the Agent may rely on certificates or statements furnished to or by it in accordance with the provisions of this Section 5.03; provided, however, to the extent that the Agent
                                 --------  -------
has previously received telephonic or written instructions with respect to determining the payment to be made to any Person of any Collateral and Deposited Funds pursuant to Section 5.02(c), the Agent may conclusively rely on such previously received instructions.

        (b) For purposes of determining the application to be made of Deposited Funds and any Collateral to any Holder pursuant to clause Second of
Section 2.01(b) and clause (i) of Section 5.02(b) or to the Depositary pursuant to subclause (b) of clause Third or clause Eighth of Section 2.01(b) or Section 5.02(b)(ii)(B), the Agent may rely exclusively upon a certificate or other statement (a copy of which shall at the same time also be provided to Finco) of the Depositary as to the amount then owing to such Holder.

        (c) For purposes of determining the application to be made of Deposited Funds and any Collateral to any Liquidity Lender or the Liquidity Agent, as the case may be, pursuant to clause Fourth, Fifth or Sixth of Section 2.01(b) hereof (and the corresponding provisions under Section 5.02(b)), the Agent may rely exclusively upon a certificate or other statement (a copy of which shall at the same time also be provided to Finco) of the Liquidity Agent (with respect to amounts owing to it or any Liquidity Lender) as to the amount then owing to any such Liquidity Lender or the Liquidity Agent, as the case may be.

        (d) Any application to be made of Deposited Funds and Collateral to the Agent pursuant to clause First or Seventh of Section 2.01(b) hereof (and the corresponding provisions under Section 5.02(b)) may be made upon the Agent's own certificate or statement delivered to Finco and the Liquidity Agent, setting forth in reasonable detail the nature of the Agent's claim and the amount owing to the Agent on account thereof.

        (e) For purposes of determining the application to be made of Deposited Funds and Assigned Collateral to Finco pursuant to clause Third or Ninth of
Section 2.01(b) (or the corresponding provisions under Section 5.02(b)) hereof or to any Dealer or any other Person (other than any party hereto or any Liquidity Lender) pursuant to clause Eighth of Section 2.01(b) (or the corresponding provisions under Section 5.02(b)) hereof, the Agent may rely conclusively upon a certificate or other statement of Finco as to the amount then owing to Finco or such other party.

        (f) For purposes of determining the application to be made of Deposited Funds to any Liquidity Lender pursuant to Section 2.01(a), the Agent may rely exclusively upon a certificate or other statement of the Liquidity Agent as to the amount then owing to any such Liquidity Lender.

The Agent shall not be liable for any application of the Deposited Funds in accordance with any certificate or direction delivered pursuant to this Section
5.03 or 5.02(c); provided, however, that no application of the Deposited
                 --------  -------
Funds and Collateral in accordance with any certificate or statement delivered pursuant to this Section 5.03 or 5.02(c) shall be deemed to restrict or limit the right of the

Agent, Finco, the Liquidity Agent, the Depositary, any Liquidity Lender or any Dealer to contest with the purported obligee its respective rights in respect of the amount set forth in such certificate or statement.

          SECTION 5.4  Eligible Investments.  Moneys held in the Accounts
                       --------------------
shall be invested, and the proceeds of investments shall be reinvested, by the Agent in overnight Eligible Investments pursuant to the written direction of Finco. The Agent shall not be responsible or liable for any loss resulting from the investment performance of any investment or reinvestment of moneys held in the Accounts or any other account maintained by the Agent for the purposes of this Agreement or in Eligible Investments or from the sale or liquidation of any Eligible Investments in accordance with this Agreement. All Eligible Investments shall be made in the name of, and shall be payable to, the Agent, and all investment costs and expenses shall be reimbursed to the Agent by Finco.

          SECTION 5.5 [Reserved].

          SECTION 5.6. Liquidity Demand; Commitment Termination Demand;
                       ------------------------------------------------
Reductions.  (a)  Upon receipt by the Agent not later than 11:15 a.m. (New York
----------
City time) of a written notice from the Depositary notifying the Agent of the existence and amount of a Commercial Paper Deficit and instructing the Agent to deliver a Borrowing Request, the Agent shall, by 12:00 noon (New York City time) on the date of such notice (or, in the case of any notice given to the Agent after 11:15 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day, deliver a Borrowing Request to the Liquidity Agent for a Borrowing in the aggregate in the amount of such Commercial Paper Deficit; provided that if on the date any Borrowing Request is to be delivered
         --------
by the Agent, Deposited Funds are available in the Termination Advance Account, the Agent shall immediately transfer to the Commercial Paper Account such Deposited Funds (up to the amount of the relevant Commercial Paper Deficit) and reduce the amount demanded in the Borrowing Request by the amount of the Deposited Funds so transferred.

          (b) Upon receipt by the Agent not later than 12:00 noon (New York City time) of a written notice from Finco directing the Agent to request a Commitment Termination Date Liquidity Advance pursuant to Section 3.06(b)(ii) of the Liquidity Agreement, the Agent shall by 12:00 noon (New York City time) on the date of such notice (or, in the case of any notice given to the Agent after 11:15 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), deliver a Borrowing Request to the Liquidity Agent for a Borrowing in the aggregate in the amount of such Commitment Termination Date Liquidity Advance. Finco agrees to give the Agent notice of such direction so the Agent's Borrowing Request will be delivered to the Liquidity Agent not less than three nor more than five Business Days before any Liquidity Lender's Scheduled Liquidity Commitment Termination Date.

          (c) Upon receipt by the Agent not later than 12:00 noon (New York City time) of a written notice from Finco directing the Agent to request a Commitment Termination Date Liquidity Advance pursuant to Section 5.09(c) of the Liquidity Agreement, the Agent shall by 12:00 noon (New York City time) on the date of such notice (or, in the case of any notice given to the Agent after 11:15 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), deliver a Borrowing Request to the Liquidity Agent for a Borrowing in the aggregate in the amount of such Commitment Termination Date Liquidity Advance. Finco agrees to give the Agent notice of such direction so the Agent's Borrowing Request will be delivered to the Liquidity Agent not less than three nor more than five Business Days before such Liquidity Lender's Scheduled Liquidity Commitment Termination Date.

                                   ARTICLE VI.

                                    Default
                                    -------
          SECTION 6.1. Rights of the Agent upon Amortization Event. (a)(i)
                     ---------------------------------------------
Only if and whenever an Amortization Event or Loan Event of Default shall have occurred and be continuing, the Agent, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter) specifying the action to be taken) of the Majority Banks shall, from time to time, withdraw amounts in the Accounts for application as provided in Section 5.02(f) and (ii) only if and whenever an Amortization Event (other than a Scheduled Amortization Event) shall have occurred and be continuing, the Agent, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter) specifying the action to be taken) of the Majority Banks may also exercise from time to time any rights and remedies available to it under applicable law or any Related Document. Each of Finco and Leasco agrees to enforce any rights it may have under the Related Documents at the direction of the Agent. Any amounts obtained by the Agent on account of or as a result of the exercise by the Agent of any right with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any of the Accounts, shall be held by the Agent as additional collateral for the repayment of the Finco Obligations and shall be applied as provided in Section
2.01 hereof. The Agent agrees to undertake the actions set forth with respect to the Agent in Section 9.02 of the Liquidity Agreement.

          (b) If a Liquidation Event of Default shall have occurred and be continuing, the Agent, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter) specifying the actions to be taken) of the Majority Banks, and upon receipt of indemnity from the Liquidity Lenders reasonably satisfactory to it, shall direct:

        (i) Finco to exercise all rights, remedies, powers, privileges and claims of Finco against Leasco under or in connection with the Loan Agreement, and against any party to any of the Related Documents, including the right or power to take any action to compel performance or observance by Leasco or any such party of its obligations to Finco, the right, if any, to take possession of any of the Vehicles, and to give any consent, request, notice, direction, approval, extension or waiver in respect of the Loan Agreement or any of the Related Documents, and any right of Finco to take such action shall be suspended; and

        (ii) Leasco to exercise all rights, remedies, powers, privileges and claims of Leasco against TRS under, in connection and in accordance with the Lease and against any party to any of the Related Documents, including the right or power to take any action to compel performance or observance by TRS or any such party of its obligations to Leasco, the right, if any, to take possession of any of the Vehicles, and to give any consent, request, notice, direction, approval, extension or waiver in respect of the Lease or any of the Related Documents, and any right of Leasco to take such action shall be suspended.

If Finco or Leasco, as the case may be, shall have failed, within 2 Business Days of receiving the directions of the Agent, to accomplish such directed actions, the Agent may, but shall not be obligated to, take such previously directed actions (and any related action, as it would be permitted to direct Finco or Leasco, as the case may be, to take, pursuant to paragraphs (i) and
(ii) of this Section 6.01(b), thereafter determined by the Agent to be appropriate without the need under this provision or any other provision hereunder to direct Finco or Leasco, as the case may be, to take such action) on behalf of Finco, Leasco and the Secured Parties. The parties hereto agree, however, that, until such time that no Commercial Paper Notes are Outstanding, the number of Vehicles sold or disposed of during any month shall not exceed the Fleet Disposition Limit unless the aggregate Disposition Proceeds from such sales and dispositions exceeds the aggregate Net Book Value of all Vehicles sold or disposed of during such month (such Net Book Value to be measured for each Vehicle as of the date such Vehicle was sold or disposed of).

          SECTION 6.2. Special Provisions Concerning Remedies and Sale of
                       --------------------------------------------------
Collateral. (a)  Upon any sale of any of the Collateral directly by the
----------
Agent, whether made by the power of sale given hereunder, or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

          (i) the Agent and/or any Liquidity Lender may bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain, possess and dispose of such property in its own absolute right without further accountability; provided, however, that neither the Agent nor
                                   -------- --------
   any Liquidity Lender may bid on or purchase any such property if such action could in any way prejudice the rights of the Secured Parties;

        (ii) the Agent may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

        (iii) the Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of Finco and Leasco in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions (including, without limitation, this
   Section 6.02) of this Agreement, and for that purpose it may execute and
   -------------
   deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, and each of Finco and Leasco hereby ratify and confirm all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Finco Agent or the Leasco Agent, as the case may be, or by any purchaser, Finco or Leasco, as the case may be, shall ratify and confirm any such sale or transfer by executing and delivering to the Agent or to such purchaser all property, deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

        (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of Finco or Leasco, as the case may be, in and to the property so sold shall be divested; and such sale shall be a perpetual bar both at law and in equity against, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under Finco or Leasco, as the case may be, its successors or assigns;

        (v) the receipt of the Agent or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt of the Agent or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; and

        (vi) to the extent that it may lawfully do so, each of Finco and Leasco agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Vehicles shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement;

provided, however, that the parties hereto agree that, until such time that no
--------  -------
Commercial Paper Notes are Outstanding, the number of Vehicles sold or disposed of during any month shall not exceed the Fleet Disposition Limit unless the aggregate Disposition Proceeds from such sales and dispositions exceeds the aggregate Net Book Value of all Vehicles sold or disposed of during such month (such Net Book Value to be measured for each Vehicle as of the date such Vehicle was sold or disposed of).

                (b) In addition to any rights and remedies now or hereafter granted hereunder or under applicable law with respect to the Assigned Collateral and the Loan Collateral, the Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction.

                (c) After termination of this Agreement and the payment in full of the Finco Obligations, any proceeds of all the Assigned Collateral and Loan Collateral received or held by the Agent shall be turned over to Finco and Leasco, respectively, and the Assigned Collateral or Loan Collateral shall be reassigned to Finco or Leasco by the Agent without recourse to the Agent and without any representations, warranties or agreements of any kind.

                                   ARTICLE VII.

                     The Agent, The Liquidity Lenders and
                     ------------------------------------
                     the Holders of Commercial Paper Notes
                     -------------------------------------

                SECTION 7.1 Appointment and Powers of Agent.  (a)  The Secured
                            -------------------------------
Parties hereby appoint the Agent their agent hereunder, and hereby authorize the Agent to take such action on their behalf and to exercise such rights, remedies, powers and privileges hereunder as are specifically authorized to be exercised by the Agent by the terms hereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The parties hereto agree that the Agent shall not be required to exercise any discretion or take any action or refrain from taking any action in its capacity hereunder, but shall only be required to act or refrain from acting in such capacity (and shall be fully protected in so acting or refraining from acting) upon the instruction of the Majority Banks, Finco or Leasco as the case may be, as provided herein.
The Agent may execute any of its duties as agent hereunder by or through agents or employees and shall be entitled to retain experts and to act in reliance upon the advice of such experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such experts selected by it. The relationship between the Agent, and each of the Secured Parties is that of agent and principal only, and nothing herein shall be deemed to constitute the Agent a trustee for any of the Secured Parties or impose on the Agent any obligations other than those for which express provision is made herein.

        (b) If the Agent receives unclear or conflicting instructions, it shall be entitled to refrain from taking action until clear or non-conflicting instructions are received, but shall inform the instructing party or parties promptly of its decision to refrain from taking such action. Except as required by the specific terms of this Agreement, the Agent shall have no duty to exercise any rights, power, remedy or privilege granted to it hereby, or to take any affirmative action hereunder or thereunder, unless directed to do so by the Majority Banks (and shall be fully protected in acting or refraining from acting pursuant to such directions which shall be binding on the Secured Parties), and shall not, without the prior approval of the Majority Banks, waive any default on the part of Finco or

Leasco with respect to the Collateral or amend, modify, supplement or terminate, or agree to any surrender of, this Agreement or the Collateral. Notwithstanding anything herein to the contrary, the Agent shall not be required to take any action which the Agent has reasonably determined that a reasonable likelihood exists that such action will expose the Agent to personal or financial liability, unless indemnified to its satisfaction, or which is contrary to this Agreement, or any other agreement or instrument relating to the Collateral or applicable law.

        (c) None of the Secured Parties nor any of its or their respective directors, officers, employees or agents, shall be liable to any Secured Party or any other Person for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except for its or their own gross negligence or wilful misconduct; nor (except for its own due execution and delivery thereof) shall the Agent be responsible to any Secured Party for the validity, effectiveness, value, sufficiency or enforceability against Leasco or Finco of this Agreement or any other document furnished pursuant hereto or in connection herewith , or of the Collateral (or any part thereof), the Eligible investments (or any part thereof) or the Deposited Funds (or any part thereof) except to the extent arising out of its own gross negligence or wilful misconduct. Without limiting the generality of the foregoing, the Agent: (i) makes no warranty or representation to any Secured Party and shall not be responsible to any Secured Party for any statements, warranties or representations made by any other Person in or in connection with this Agreement, the Loan Agreement, the Liquidity Agreement or any other document relating to the Collateral; and (ii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Loan Agreement, or any other agreements or instruments relating to the Collateral on the part of any party hereto or thereto or to inspect any books or records relating to the Collateral other than as it determines necessary in the fulfillment of its own obligations hereunder.

        (d) The Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been given, signed or sent by the proper Person or Persons. The Agent shall be entitled to assume (unless it has actual knowledge to the contrary) that no Amortization Event or Loan Event of Default shall have occurred and be continuing and that the Accounts, and any funds on deposit in or to the credit of such Accounts, are not subject to any writ, order, judgment, warrant of attachment, execution or similar process (collectively a "write"), unless (i) in the case of any writ, an officer in the asset finance department of the Agent has actual knowledge thereof or (ii) the Agent has received written notice from the Liquidity Agent or Leasco under the Loan Agreement that the Majority Banks consider that such an Amortization Event or Loan Event of Default has occurred or such writ has been issued and continues to be in effect, which notice specifies the nature thereof. The Agent may accept deposits from, lend money to and generally engage in any kind of business with Finco, Leasco, TRS and their respective affiliates as if it were not the agent of the Liquidity Lenders and the Holders of Commercial Paper Notes. The Agent shall have the right to refrain from taking any action under Article VI hereof unless it has received written directions from the appropriate parties to take such action.

        SECTION 7.2  Agents and Employees of the Agent. (a)  Each Liquidity
                     ---------------------------------
Lender hereby agrees, in accordance with its pro rata percentage of the sum of the Aggregate Liquidity Commitment under the Liquidity Agreement, subject to the limitations set forth in this clause (a), to indemnify and hold harmless the Agent (to the extent not reimbursed by Finco), from and against any and all losses (other than the Agent's loss of profit), liabilities (including, liabilities for penalties), actions, suits, judgments, demands, damages, out-of-pocket costs and expenses of any kind whatsoever (including, without limitation, reasonable fees and expenses of counsel and other experts) incurred or suffered by the Agent in its capacity as agent hereunder as a result of any action taken or omitted to be taken by the Agent in such capacity or otherwise incurred or suffered by, made upon, or assessed against the Agent in such capacity to the extent not reimbursed by Finco or by application of the Collateral; provided that no Liquidity Lender shall be liable for any portion of any such losses, liabilities, actions, suits, judgments, demands, costs or expenses resulting from or attributable to gross negligence or wilful misconduct on the part of the Agent or its agents or employees. Without limiting the generality of the foregoing, each Liquidity Lender hereby agrees, in the ratio aforesaid, to reimburse the Agent promptly following its demand for any out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Agent hereunder and not promptly reimbursed to the Agent by Finco or by application of the Collateral. The obligations of each Liquidity Lender under this paragraph shall survive the termination of this Agreement, and the Liquidity Agreement respectively, and the discharge of Finco's obligations thereunder. The aggregate liability of the Liquidity Lenders hereunder for any claim shall be limited to a percentage of the indemnity owing equal to the percentage that the Aggregate Liquidity Commitments are of the Program Size. If at any time, following its demand therefor, the Agent shall not be reimbursed by Finco or by the Liquidity Lenders, the Agent is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all amounts at any time held by the Agent for the benefit of the Liquidity Lenders, including without limitation any such amounts designated for disbursement to the Liquidity Lenders in accordance with
Section 2.01 or Section 5.02(b), against any and all of the obligations of the Liquidity Lenders to the Agent now or hereafter existing under this Agreement. The Agent agrees promptly to notify each Liquidity Lender after any such set-off and application made by the Agent, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent under this Section are in addition to other rights and remedies which the Agent may have. Any such set-off against amounts owed to Liquidity Lenders by the Agent shall not cause a payment default of Finco on amounts due to such Liquidity Lenders to the extent funds are available in the Accounts to be allocated to the payment of all amounts due to the Liquidity Lenders in accordance with Section 2.01 or 5.02(b), as applicable.

        (b) No provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any duties hereunder or in the exercise of any rights and powers hereunder.

        (c) Any action or proceeding alleging any breach by the Agent of duties under this Agreement shall be prosecuted only in the courts of the State of New York or in the United States District Court for the Southern District of New York. The Agent shall have the right at any time to seek instructions from any court of competent jurisdiction. The Agent may rely on the advice of counsel and shall be held harmless for actions taken in reliance thereon.

        (d) Subject to Section 3.04 hereof, the Agent makes no representation as to, and shall have no responsibility for, the correctness of any statement contained in, or the validity or sufficiency of, this Agreement or any documents or instruments referred to in this Agreement or the sufficiency or effectiveness of any collateral assigned by this Agreement or as to or for the validity or collectibility of any obligation contemplated by this Agreement. The Agent shall not be accountable for the use or application by any, person of disbursements properly made by the Agent in conformity with the provisions of this Agreement.

        (e) The Agent may exercise any of its duties hereunder by or through agents or employees. The possession of the Collateral by such agents or employees shall be deemed to be the possession of the Agent.

        (f) The provisions of this Section 7.02 shall survive the termination of this Agreement or the resignation of the Agent hereunder.

        SECTION 7.3. Waiver of Jury Trial.  EACH OF THE PARTIES HERETO
                     --------------------
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO IN CONNECTION HEREWITH OR THEREWITH. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER RELATED DOCUMENT.

        SECTION 7.4. Successor Agent.  The Agent acting hereunder at any
                     ---------------
time may resign by an instrument in writing addressed and delivered, 60 days prior to the effectiveness of such resignation, to each Liquidity Lender, the Liquidity Agent, the Dealers, Finco, Leasco, each Rating Agency and the Depositary, and may be removed at any time with or without cause by an instrument in writing duly executed by or on behalf of the Majority Banks with written notice to each of the Rating Agencies. Subject to the provisions hereof, the Majority Banks shall appoint, subject to the written consent of Finco (which consent shall not be unreasonably withheld), a successor to the Agent upon any such resignation or removal, by an instrument of substitution complying with the requirements of applicable law, or, in the absence of any such requirements, without any formality other than appointment and designation in writing. Upon the making and acceptance of such appointment, the execution and delivery by such successor Agent of a ratifying instrument pursuant to which such successor Agent agrees to assume the duties and obligations imposed on the Agent by the terms of this Agreement, and the delivery to such successor Agent of the Collateral, the Deposited Funds and documents and instruments then held by the retiring Agent, such successor Agent shall thereupon succeed to and become vested with all the estate, rights, powers, remedies, privileges, immunities, indemnities, duties and obligations hereby granted to or conferred or imposed upon the retiring Agent named herein, and one such appointment and designation shall not exhaust the right to appoint and designate further successor Agents hereunder. No removal or resignation of the Agent shall be effective unless and until a successor Agent has been duly appointed, and the appointment of such successor Agent has been accepted by such successor Agent. No Agent shall be discharged from its duties or obligations hereunder until the Collateral, the Deposited Funds and documents and instruments then held by such retiring Agent shall have been transferred or delivered to the successor Agent in its capacity as bank or trust company, until all Deposited Funds held in the Accounts maintained with or in the name of the retiring Agent shall have been transferred to the new Collateral Account and until such retiring Agent shall have executed and delivered to the successor Agent appropriate instruments assigning the retiring Agent's interest in the Collateral, the Accounts, the Deposited Funds and Eligible Investments to the successor Agent. If no successor Agent shall be appointed, as aforesaid, or, if appointed, shall not have accepted its appointment, within 30 days after notice of resignation or removal of the retiring Agent, then, subject to the provisions hereof, the retiring Agent may appoint a successor Agent with the written consent of the Liquidity Agent and (so long as no Amortization Event (other than a Scheduled Amortization Event) or Loan Event of Default then exists) Finco, which consent shall not be unreasonably withheld. Each such successor Agent shall provide Finco, Leasco, each Liquidity Lender, the Liquidity Agent and the Depositary with its address, and telephone, telecopy, telex, E-Mail (if applicable) and TWX numbers, to be used for purposes of Section 9.04 hereof, in a notice complying with the terms of said Section. Notwithstanding the resignation or removal of any Agent hereunder, the provisions of this Article VII shall continue to inure to the benefit of such retiring Agent in respect of any action taken or omitted to be taken by such retiring Agent in its capacity as such while it was Agent under this Agreement. Finco shall provide prompt notice to each Rating Agency of the appointment of a successor Agent. Upon the appointment of a successor Agent hereunder, the predecessor Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.

        SECTION 7.5. Qualifications of Agent.  Any Agent at any time acting
                     -----------------------
hereunder must at all times be (i) the corporate trust department of a bank or trust company having its principal office in the District of Columbia or one of the states located in the United States, or (ii) a bank or trust company having its principal office in the District of Columbia or one of the states located in the United States, authorized to accept deposits, or a branch office or agency of a foreign bank located in the District of Columbia or one of the states of the United States, in each case (x) having short-term ratings from Moody's and S&P at least equal to the rating such Rating Agency then assigns to the Commercial Paper Notes and (y) having total assets in excess of $50,000,000.

        SECTION 7.6 Instructions of the Majority Banks and Other Parties.
                    ------------------------------------------------------
In any instance in which the Agent is permitted to take action hereunder, the Agent shall, except as expressly provided herein or in the Liquidity Agreement, act in accordance with the written instructions received, if any, from the Majority Banks.

                                 ARTICLE VIII

                Amendments, Modifications, Waivers and Consents
                -----------------------------------------------

          SECTION 8.1. Execution of Amendments, etc.   (a)  No amendment,
                       ----------------------------
modification, supplement, termination or waiver of or to any provision of this Agreement or the defined terms used herein and set forth in the Definitions List, nor any consent to any departure by Finco from any provision of this Agreement, shall be effective unless the same shall be in writing and signed on behalf of the Agent, the Liquidity Agent on behalf of the Majority Banks, the Depositary, Finco and Leasco; provided, however, that (i) the written consent of
                              --------  -------
all Liquidity Lenders shall be necessary to the extent that any such amendment, modification, supplement, termination, waiver or consent (a) releases the assignment given hereunder in respect of any of the Assigned Collateral or (b) affects this Section 8.01 or Section 2.01 or 5.02 and (ii) such amendment, modification, supplement, termination or waiver shall not result in the downgrading or the withdrawal of the then current ratings of the Commercial Paper Notes provided by the Rating Agencies as evidenced by written confirmation from the Rating Agencies. Any waiver of any provision of this Agreement, and any consent to any departure by Finco from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand upon Finco or Leasco, respectively, in any instance hereunder shall entitle Finco or Leasco, respectively, to any other or further notice or demand in similar or other circumstances.

        (b) Notwithstanding the foregoing provisions of this Section 8.01, Finco, the Liquidity Agent and the Agent may, at any time and from time to time, without the consent of the other Secured Parties, enter into any amendment, supplement or other modification to this Agreement to cure any apparent ambiguity or to correct or supplement any provision in this Agreement that may be inconsistent with any other provision herein; provided, however, that (i) any
                                                 --------  -------
such action shall not have a materially adverse effect on the interests of the Liquidity Lenders and (ii) a copy of any such amendment, supplement or other modification is furnished the other Secured Parties and the Rating Agencies, in accordance with the notice provisions hereof, not later than ten days prior to the execution thereof.

                                   ARTICLE IX.

                                 Miscellaneous
                                 -------------

        SECTION 9.1. Further Assurances.  Each of Finco and Leasco (i) from
                     ------------------
time to time, at its expense, will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, as reasonably requested by the Agent, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Assigned Collateral or Loan Collateral, respectively, including without limitation, the execution of financing or continuation statements, or amendments thereto and (ii) hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Assigned Collateral or Loan Collateral, respectively, without the signature of Finco or Leasco, as the case may be, where permitted by law. A carbon photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

        SECTION 9.2. No Waiver, Cumulative Remedies.  No failure on the part
                     ------------------------------
of the Agent to exercise, and no delay on the part of the Agent in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to the Agent, whether at law, in equity or otherwise.

        SECTION 9.3. Notice of Amendments; Waivers.  Notice of any amendment,
                     -----------------------------
waiver or other change of the terms of the Collateral shall be sent by Finco, promptly upon becoming aware thereof, to each Rating Agency which shall be required to confirm their ratings on the Commercial Paper Notes prior to the effectiveness thereof.

        SECTION 9.4. Notices, etc.  Except where telephonic instructions or
                     ------------
notices are authorized herein to be given, all notices, demands, directions, instructions and other communications required or permitted to be given to any party hereto shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below, or at any other address or facsimile number, as the case may be, as such party may notify to the other parties hereto in accordance with the provisions of this Section 9.04; provided, however, all monthly statements provided for in Section 5.02(d) hereof
--------  -------
shall be sent by first class mail. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

              If to Finco:

              FCTR, INC.
              1560 Broadway
              Suite 1800
              Denver, CO 80202

              Attention of:     General Counsel
              Tel. No.:         (303) 376-0040
              Telecopy No.:     (303) 376-7050

              If to Leasco:

              RCTR, INC.
              1560 Broadway
              Suite 1800
              Denver, CO 80202

              Attention of:       General Counsel
              Tel. No.:           (303) 376-0040
              Telecopy No.:       (303) 376-7050

              If to the Agent:

              CITICORP USA, INC.
              399 Park Avenue
              New York, NY  10043

              Attention of:
              Tel.  No.:
              Telecopy No.:

              If to the Liquidity Agent:

              CITIBANK, N.A.
              120 Wall Street
              13th Floor
              New York, NY  10043

              Attention of :         Jenny Cheng
              Tel.  No.:             (212) 412-6185
              Telecopy No.:          (212) 480-1615

              If to the Depositary:

              CITIBANK, N.A.
              120 Wall Street
              13th Floor
              New York, NY  10043

              Attention of :         Jenny Cheng
              Tel.  No.:             (212) 412-6185
              Telecopy No.:          (212) 480-1615

              If to the Dealers:

              CITICORP SECURITIES, INC.
              399 Park Avenue
              New York, NY  10043

              Attention of :         Don Donahue
              Tel.  No.:             (212) 291-7845

              Telecopy No.:          (212) 291-3910

              and

              LEHMAN BROTHERS INC.
              3 World Financial Center
              12th Floor
              New York, NY 10285

              Attention of :  Commercial Paper Product Management
              Tel.  No.:  (212) 526-2069
              Telecopy No.:  (212) 528-6925

              If to Moody's:

              Moody's Investors Service, Inc.
              99 Church Street
              New York, NY 10001

              Attention of:            ABS Monitoring Department
              Tel.  No.:               (212) 553-0300
              Telecopy No.:            (212) 553-4773

              If to S&P:

              Standard & Poor's Ratings Group
              25 Broadway
              New York, NY 10001

              Attention of:  Asset-Backed Surveillance Group


If to the other Liquidity Lenders, at the addresses set forth below their signatures on the signature pages of the Liquidity Agreement, as such addresses may be revised from time to time by written notice from such Liquidity Lenders.


        SECTION 9.5. Fee; Costs and Expenses, etc.  Finco shall pay to the
                     ----------------------------
Agent as its fee for its services the amounts as set forth in the Fee Letter. Finco hereby agrees to reimburse the Agent for all reasonable out-of-pocket costs and expenses (including counsel fees and expenses, but excluding costs and expenses solely attributable to administrative overhead) incurred by the Agent in connection with the administration and enforcement of this Agreement and agrees to indemnify and hold harmless the Agent, the Depositary, the Liquidity Agent and the Liquidity Lenders from and against any and all losses (other than loss of profit), liabilities (including liabilities for penalties), actions, suits, judgments, demands, reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses but excluding costs and expenses attributable solely to administrative overhead) incurred by the Agent (in its capacity as Agent), the Depositary, the Liquidity Lenders or the Liquidity Agent in connection with the administration or enforcement of this Agreement and also agrees to pay, indemnify, and to hold each Liquidity Lender, the Agent, the Liquidity Agent and the Depositary harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement; provided, however, that Finco shall not be required to indemnify any
           -------- --------
Secured Party for any such loss, liability, action, suit, judgment, demand, cost or expense due to wilful misconduct or gross negligence on the part of such Secured Party or its respective agents or employees. If Finco shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of Finco contained herein or repeated and reaffirmed herein shall be breached, the Agent may, with the consent of the Majority Banks, but shall not be required to, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all amounts so expended by the Agent shall be repayable to it by Finco upon the Agent's demand therefor. The obligations of Finco under this Section 9.05 shall survive the termination of this Agreement and the discharge of the other obligations of Finco hereunder and shall also survive the termination of the Aggregate Liquidity Commitment of the Liquidity Lenders in accordance with the provisions of the Liquidity Agreement. Finco's obligations with respect to Taxes, Excluded Taxes and Other Taxes are set forth in the Liquidity Agreement.

        SECTION 9.6 Agent Appointed Attorney-in-Fact.  Each of Finco and
                    --------------------------------
Leasco hereby appoints the Agent its attorney-in-fact with full power of substitution, for the purpose of taking such action (including any action pursuant to Section 4.03 hereof) and executing agreements, instruments and other documents, in the name of Finco, as the Agent or the Majority Banks may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable.

        SECTION 9.7 Termination; Collateral. (a)  This Agreement, and any
                    -----------------------
grants, pledges and assignments hereunder, shall terminate (i) with respect to any Vehicle if such Vehicle is sold, disposed of or becomes a Casualty in accordance with the Lease and the (A) Disposition Proceeds or (B) Casualty Payments in each case with respect to such Vehicle is received into the Collateral Account, and (ii) in its entirety when (A) all Finco Obligations shall have been fully paid and satisfied and (B) the Aggregate Liquidity Commitment of the Liquidity Lenders under the Liquidity Agreement and related documents have terminated, at which time the Agent, at the request of Finco and upon receipt of a certificate from Finco to the effect that the conditions in clauses (ii)(A) and (ii)(B) above have been complied with and upon receipt of a certificate from the Liquidity Agent and the Depositary, to the effect that the conditions in clauses (a) and (b) relating to Finco Obligations to the Liquidity Lenders and the Holders of Commercial Paper Notes have been complied with, shall reassign (without recourse upon, or any warranty whatsoever by, the Agent) and deliver at Finco's and Leasco's expense all Assigned Collateral and Loan Collateral, respectively, and documents then in the custody or possession of the Agent promptly to Finco and Leasco, respectively, and execute such documents and instruments as Finco and Leasco, respectively, may reasonably request in connection with such reassignment.

        (b) Finco, Leasco and the Secured Parties hereby agree that, if any Deposited Funds remain on deposit in the Collateral Account after the termination of this Agreement, such amounts shall be released by the Agent and paid to Finco.

        (c) The Agent will, at the request of Leasco and upon the satisfaction of the condition set forth in clauses (i) and (ii) of paragraph 9.07(a) above, execute a power of attorney appointing Leasco to act as the agent of the Agent in releasing the Lien of the Agent on the Vehicles for which the Certificate of Title is to be released pursuant hereto (which power of attorney shall be revocable at any time following the occurrence of an Amortization Event or Limited Amortization Event).

        SECTION 9.8. Governing Law; Binding Character; Assignment.  THIS
                     --------------------------------------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW. This Agreement shall be binding upon and shall inure to the benefit of Finco, the Liquidity Lenders, the Liquidity Agent, the Depositary, the Holders of Commercial Paper Notes and the Agent, and their respective successors and assigns; provided, however, that Finco may not assign any of its right hereunder
         --------  -------
or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of all of the Liquidity Lenders. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, the Liquidity Lenders and the Holders of the Commercial Paper Notes and each of their respective successors and assigns.

        SECTION 9.9. Severability of Provisions.  Any provision of this
                     --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 9.10. No Bankruptcy Petition Against Finco or Leasco. Each of
                      ----------------------------------------------
the Secured Parties hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Commercial Paper Note, it will not institute against, or join with any other Person in instituting against, Finco or Leasco, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law; provided, however, that nothing
                                                --------  -------
in this Section 9.10 shall constitute a waiver of any right to indemnification, reimbursement or other payment from Finco or Leasco pursuant to this Agreement. In the event that any such Secured Party takes action in violation of this
Section 9.10, Finco or Leasco agrees that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by any such Secured Party against Finco or Leasco or the commencement of such action and raise the defense that such Secured Party has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Notwithstanding any provision contained herein, the provisions of this Section
9.10 shall survive the termination of this Agreement, and the resignation or removal of the Agent, the Liquidity Agent or the Depositary. Nothing contained herein shall preclude participation by any Secured Party in assertion or defense of its claims in any such proceeding involving Finco or Leasco.

        SECTION 9.11. No Recourse. The obligations of Finco and Leasco,
                      -----------
respectively, under this Agreement are solely the corporate obligations of Finco and Leasco, respectively. No recourse shall be had for the payment of any amount owing in respect of Section 9.05 hereof or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement against any stockholder, employee, officer, director, affiliate or incorporator of Finco or Leasco, respectively; provided, however, that nothing
                                               --------  -------
in this Section 9.11 shall relieve any of the foregoing Persons from any liability which such Person may otherwise have for its gross negligence or wilful misconduct. The provisions of this Section 9.11 shall survive the termination of this Agreement.

        SECTION 9.12. Confidentiality.  Each party hereto agrees that it
                      ---------------
shall not disclose any Confidential Information to any Person without the prior written consent of Leasco and Finco, other than (a) to any Secured Party, and then only on a confidential basis, (b) as required by any law, rule or regulation or any judicial process of which Finco or Leasco, as the case may be, has knowledge; provided that any party hereto may disclose Confidential
               --------
Information as required by law,
rule or regulation or any judicial process of which Finco or Leasco, as the case may be, does not have knowledge if such party is prohibited by law from disclosing such requirement to Finco or Leasco, as the case may be, and (c) in the course of litigation with Finco or Leasco, or any Secured Party.

        SECTION 9.13. Headings.  Article and Section headings used in this
                      --------
Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

        SECTION 9.14. Execution in Counterparts.  This Agreement may be
                      -------------------------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

        SECTION 9.15. Limited Recourse to Finco and Leasco.  The Agent agrees
                      ------------------------------------
that the obligations of Finco and Leasco to the Agent hereunder shall be payable in the order and priority set forth in Section 2.01 and 5.02(b), as applicable, of this Agreement. Such obligations shall be due and payable only to the extent that Finco's and Leasco's assets are sufficient to pay such obligations. No claims of the Agent arising under or in connection with this Agreement are intended to be impaired or waived by this Section 9.15.

        SECTION 9.16. Waiver of Set-Off With Respect to Finco and Leasco.
                      --------------------------------------------------
Each of the Agent, the Depositary, and the Liquidity Agent hereby waives and relinquishes any right that it has or may have to set-off or to exercise any banker's lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of Finco or Leasco therein or with respect to any right to payment from Finco or Leasco.

        IN WITNESS WHEREOF, Finco, Leasco, the Depositary, the Agent, the Liquidity Agent and the Dealers have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                           FCTR, INC.,

                           By: /s/ Steven R. Davison
                               ---------------------------------------------
                               Name:  Steven R. Davison
                               Title:  Vice President and Treasurer

                           RCTR, INC.,

                           By: /s/ Steven R. Davison
                               ----------------------------------------------
                               Name:  Steven R. Davison
                               Title:  Vice President and Treasurer

                           CITICORP USA, INC., as Agent

                           By: /s/ Shapleigh B. Smith
                               ----------------------------------------------
                               Name:  Shapleigh B. Smith
                               Title:

                           CITIBANK, N.A.,
                           as Liquidity Agent and Depositary

                           By: /s/ Jenny Cheng
                               ----------------------------------------------
                               Name: Jenny Cheng
                               Title:

                           CITICORP SECURITIES, INC.,
                           as Dealer

                           By: /s/ Brendan T. Miles
                               ----------------------------------------------
                               Name:  Brendan T. Miles
                               Title:

                          LEHMAN BROTHERS INC.,
                          as Dealer,

                          By: /s/ Robert Krugel
                              -----------------------------------------------
                              Name: Robert Krugel
                              Title: